Exhibit 99.1

News Release

PartnerRe Ltd. Announces Exchange Offers

for its Outstanding Preferred Shares

PEMBROKE, BERMUDA, April 1, 2016 – PartnerRe Ltd. (“the Company” or “we”) today announced it has commenced offers to exchange (collectively, the “exchange offers”) any and all of the Company’s outstanding 6.50% Series D Cumulative Redeemable Preferred Shares (the “Series D Preferred Shares”) for the Company’s 6.50% Series G Cumulative Redeemable Preferred Shares (the “Series G Preferred Shares”), any and all of the Company’s outstanding 7.25% Series E Cumulative Redeemable Preferred Shares (the “Series E Preferred Shares”) for the Company’s 7.25% Series H Cumulative Redeemable Preferred Shares (the “Series H Preferred Shares”) and any and all of the Company’s outstanding 5.875% Series F Non-Cumulative Redeemable Preferred Shares (the “Series F Preferred Shares”) for the Company’s 5.875% Series I Non-Cumulative Redeemable Preferred Shares (the “Series I Preferred Shares”) (we collectively refer to Series D Preferred Shares, Series E Preferred Shares and Series F Preferred shares as “existing preferred shares” and to Series G Preferred Shares, Series H Preferred Shares and Series I Preferred Shares as “new preferred shares”).

Upon the terms and subject to the conditions set forth in the offering memorandum relating to the exchange offers, dividends on new preferred shares will begin to accrue on March 1, 2016, which is the first day of the current dividend period of the existing preferred shares. If existing preferred shares are validly tendered (and not validly withdrawn) and accepted for exchange, holders of such existing preferred shares will lose the right to receive any accrued dividends for past or current dividend periods on their existing preferred shares.

The terms of the new preferred shares will be identical in all material respects to the existing preferred shares, except that new preferred shares will not be redeemable until the fifth anniversary of the date of issuance of the new preferred shares. In addition, consistent with the restrictions set forth in the merger agreement with EXOR (which was completed on March 18, 2016), the new preferred shares will contain a restriction on the ability of the Company and its subsidiaries to, subject to certain exceptions, make certain distributions and pay dividends on common shares prior to December 31, 2020, unless distributions declared with respect to any fiscal quarter are less than, in the aggregate, 67% of the Company’s net income during such fiscal quarter.

The exchange offers will expire at 5:00 p.m., New York City time, on April 29, 2016, unless extended or earlier terminated by the Company, in which case the expiration time will be the latest date and time to which the exchange offers are extended or terminated. Brokers, dealers, commercial banks, trust companies or other nominees may have an earlier deadline for tendering in the exchange offers. Holders may withdraw existing preferred shares tendered in the exchange offers at any time prior to the expiration time. If the exchange offers are terminated, no existing preferred shares will be accepted for purchase, and any existing preferred shares that have been tendered will be returned to their holders promptly. If any of the preferred shareholders choose not to participate in the exchange offer, they will retain their existing preferred shares until such time as the Company decides to redeem them.

The exchange offers are subject to customary conditions, and are not conditioned on the tender of a minimum number of existing preferred shares.

The existing preferred shares are listed for trading on the New York Stock Exchange (“NYSE”) under the symbols PRE PR D, PRE PR E, and PRE PR F, respectively. The Company intends to list the new preferred shares for trading on the NYSE.

Questions regarding the exchange offers, requests for assistance in tendering your existing preferred shares or requests for additional copies of the offering memorandum or the letter of transmittal should be directed to the information agent for the exchange offers, at the telephone number, e-mail address or the address listed below. Holders of existing preferred shares may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the exchange offers. The depositary and conversion agent for the exchange offers is Computershare Trust Company, N.A.

Important Information

This description of the exchange offers above is only a summary and is qualified in its entirety by all of the terms and conditions of the exchange offers set forth in the offering memorandum, the letter of transmittal and other materials relating to the exchange offers, all as filed with the Securities and Exchange Commission (the “SEC”). The foregoing description of the new preferred shares does not purport to be complete and is qualified in its entirety by reference to the respective certificates of designation. The Company is making the exchange offers only by, and pursuant to the terms of, the offering memorandum and the letter of transmittal. We urge the holders of the existing preferred shares to read the offering documents fully because they include important information regarding the exchange offers, including a discussion on the U.S. federal income tax consequences of the exchange offers.

Pursuant to Rule 13e-4 under the Securities Exchange Act of 1934, as amended, the Company is filing an Issuer Tender Offer Statement on Schedule TO with the SEC, which contains additional important information with respect to the exchange offers. Such Schedule TO, including the exhibits and any amendment thereto, may be examined, and copies may be obtained, at the SEC’s website at www.sec.gov.

The exchange offers are being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 3(a)(9) of the Securities Act. The Company has not filed, and does not expect to file, a registration statement under the Securities Act or any other federal or state securities laws with respect to the new preferred shares.

None of the Company, its board of directors, the conversion agent, the information agent or any other person is making any recommendation as to whether or not holders of existing preferred shares should tender their existing preferred shares in the exchange offers.

THIS PRESS RELEASE IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION TO BUY ANY OF THE EXISTING PREFERRED SHARES NOR IS IT A SOLICITATION FOR ACCEPTANCE OF THE EXCHANGE OFFERS. THE COMPANY IS MAKING THE EXCHANGE OFFERS ONLY BY, AND PURSUANT TO THE TERMS OF, THE OFFERING MEMORANDUM AND THE LETTER OF TRANSMITTAL. THE EXCHANGE OFFERS ARE NOT BEING MADE IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. THIS PRESS RELEASE IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF THESE SECURITIES, AND SHALL NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE, IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS UNLAWFUL.

Forward-Looking Statements

Forward-looking statements contained in this press release are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. The Company’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, credit, interest, currency and other risks associated with the Company’s investment portfolio, adequacy of reserves, levels and pricing of new and renewal business achieved, changes in accounting policies, risks associated with implementing business strategies, and other factors identified in the Company’s filings with the SEC. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

About PartnerRe Ltd.

PartnerRe Ltd. is a leading global reinsurer, providing multi-line reinsurance to insurance companies. The Company, through its wholly owned subsidiaries, also offers capital markets products that include weather and credit protection to financial, industrial and service companies. Risks reinsured include property, casualty, motor, agriculture, aviation/space, catastrophe, credit/surety, engineering, energy, marine, specialty property, specialty casualty, multi-line and other lines in its Non-life operations, mortality, longevity and accident and health in its Life and Health operations, and alternative risk products. For the year ended December 31, 2014, total revenues were $6.5 billion. For the year ended December 31, 2015, total revenues were $5.4 billion. At December 31, 2015, total assets were $21.4 billion, total capital was $7.7 billion and total shareholders’ equity attributable to PartnerRe was $6.9 billion.

PartnerRe on the Internet: www.partnerre.com

Contacts: PartnerRe Ltd.	Okapi Partners LLC
(441) 292-0888	1212 Avenue of the Americas, 24th Floor
Investor Contact: Robin Sidders	New York, NY 10036
Media Contact: Celia Powell	(212) 297-0720
E-mail: info@okapipartners.com